Principal Exchange-Traded Funds
Supplement dated December 13, 2022
to the Prospectus dated November 1, 2022

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL ULTRA-SHORT ACTIVE INCOME ETF
LIQUIDATION NOTICE: On December 13, 2022, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on NYSE Arca will be, after the close of market on or about February 17, 2023. Pursuant to the Plan, the Fund will liquidate on or about February 24, 2023 (the “Liquidation Date”). During the period between the date that the Fund ceases trading and the Liquidation Date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies.
At the time of liquidation, delete all references to the Principal Ultra-Short Active Income ETF from the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the Market Volatility and Securities Issuers section, delete the 6th paragraph and replace with the following:
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. Such policy changes may adversely affect the value, volatility, and liquidity of dividend and interest paying securities.
In the Fixed-Income Securities section, delete the second paragraph and replace with the following:
Fixed-income securities are sensitive to changes in interest rates. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed‑income securities. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from a low interest rate environment may lead to heightened volatility, rapid sales of fixed‑income securities, and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets.
If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a fund’s performance and its ability to maintain positive returns to the extent the fund is exposed to such interest rates. To the extent a fund holds an investment with a negative interest rate to maturity, the fund would generate a negative return on that investment. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.